SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2007

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
60 Heartland Blvd., Edgewood, New York		11717
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (631) 586-5200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02 — Results of Operations and Financial Condition

On May 14, 2007, CPI Aerostructures, Inc. issued a press release discussing its financial results for the first quarter ended March 31, 2007. The press release is included as Exhibit 99.1 hereto.

Item 9.01 — Financial Statement and Exhibits

99.1Press release, dated May 14, 2007, announcing March 31, 2007 financial results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2007	CPI AEROSTRUCTURES, INC.
	By:	/s/ Edward J. Fred Edward J. Fred Chief Executive Officer